UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     April 30, 2008
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:      (908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Metalico, Inc. (the “Company”) dated April 30, 2008 (the “April Form 8-K”) regarding the acquisition by a subsidiary of the Company, Metalico Neville, Inc. (now known as Metalico Pittsburgh, Inc.), of substantially all the assets, including real property, of Grand Avenue Incorporated, Assad Iron & Metals, Inc., Heidelberg Metals, Inc. (doing business as Neville Metals), Neville Recycling LLC, and Platt Properties LLC, an affiliated group of family-owned scrap metal recycling operations in Western Pennsylvania with a satellite yard in Colliers, West Virginia. All acquired real property located in Pennsylvania was purchased by another subsidiary, Metalico Neville Realty, Inc., and a parcel located in Colliers, West Virginia was purchased by another subsidiary, Metalico Colliers Realty, Inc. This amendment provides the historical financial statements within the time periods required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not previously filed.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
Audited Consolidated Balance Sheets of Grand Avenue Incorporated and subsidiaries (collectively the “Snyder Group”) as of December 31, 2007 and 2006, and related Consolidated Statements of Income and Retained Earnings, and Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 2007, and notes thereto. Filed herewith as Exhibit 99.1.
Unaudited Consolidated Balance Sheets of the Snyder Group as of March 31, 2008 and 2007, and related Consolidated Statements of Income and Retained Earnings and Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007, and notes thereto. Filed herewith as Exhibit 99.2.
(b) Pro forma financial information.
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Metalico, Inc. as of March 31, 2008 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for Metalico, Inc. for the year ended December 31, 2007 and the three months ended March 31, 2008 and the notes thereto, giving effect to the acquisition of the Snyder Group. Filed herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
July 15, 2008	By:	/s/ Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Bober, Markey, Fedorovich & Company

99.1	Audited Consolidated Balance Sheets of Grand Avenue Incorporated and subsidiaries (collectively the “Snyder Group”) as of December 31, 2007 and 2006, and related Consolidated Statements of Income and Retained Earnings, and Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 2007, and notes thereto

99.2	Unaudited Consolidated Balance Sheets of the Snyder Group as of March 31, 2008 and 2007, and related Consolidated Statements of Income and Retained Earnings and Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007, and notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Metalico, Inc. as of March 31, 2008 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for Metalico, Inc. for the year ended December 31, 2007 and the three months ended March 31, 2008 and the notes thereto, giving effect to the acquisition of the Snyder Group